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                    VANGUARD(R) GOLD AND PRECIOUS METALS FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 2000

On May 22, 2001, a Special Meeting of Shareholders will be held to vote on changing the Fund's current status to nondiversified. The reason for the change is to enhance the Fund's flexibility in pursuing its existing investment objective and strategies.

         If shareholders approve the new policy, the Fund will be able to acquire larger positions in individual companies when the investment adviser believes that potential returns justify additional risk. However, by doing so, the Fund increases the chance that its performance may be hurt disproportionately by the poor performance of relatively few securities.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS53 032001